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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported)

                                 April 27, 2005

                             Commission File Number

                                     0-28378

                                     AmREIT
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             (Exact name of registrant as specified in its charter)

                     TEXAS                              76-0410050
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         (State or other jurisdiction of              (IRS Employer
          Incorporation or organization)            Identification No.)

       8 Greenway Plaza, Suite 1000,
            Houston, Texas 77046                        713-850-1400
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  (Address of principal executive offices)    (Registrant's telephone number)

                                      [N/A]
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          (Former name or former address, if changed since last report)

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Item 2.02. Results of Operations and Financial Condition

        On April 27, 2005 the Company issued a press release announcing its financial results for the first quarter ended March 3, 2005. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. Attached as
Exhibit 99.2 to this report are the slides which accompany this press release. Also, attached as Exhibit 99.3 to this report is the Supplemental Financial Information which accompanies this press release.

        The Company's press release announcing its financial results for its first quarter ended March 31, 2005 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01. Financial Statement and Exhibits

        Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

        99.1    Press release dated April 27, 2005

        99.2    Slide presentation

        99.3    Supplemental Financial Information

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                                    SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AmREIT


                                       By:     /s/ Chad C. Braun
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                                          Chad C. Braun, Chief Financial Officer

Dated:  April 27, 2005